SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    Form 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934



                       MERRILL MERCHANTS BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


               Maine                               01-0471507
---------------------------------------   --------------------------------------
(State of incorporation or organization) (I.R.S. employer identification number)



    201 Main Street, Bangor, ME                       04401
---------------------------------------   --------------------------------------
(Address of principal executive offices)            (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:


        Title of each class                    Name of each exchange on which
        to be so registered                    each class is to be registered

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

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If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(c)(2), please check the following box. [X]

Securities Act Registration statement file number to which this form relates:

         333-56197  (if applicable)
         ---------

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $1.00 par value per share
              -----------------------------------------------------
                                (Title of Class)


              -----------------------------------------------------
                                (Title of Class)



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



                 Information Required in Registration Statement

Item 1.       Description of Registrant's Securities to be Registered

         The information set forth in the Section entitled "Description of Capital Stock" in the Company's Registration Statement on Form SB-2 (File No. 333-56197) filed with the Securities and Exchange Commission on June 5, 1998, as amended on July 20, 1998, including any form of prospectus contained therein filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended, is incorporated herein by reference.

Item 2.       Exhibits

         (a) Form of Restated Articles of Incorporation of Registrant, to be effective on or about the closing of the Registrant's initial public offering (Incorporated herein by reference to Exhibit 3.2 to the Registration Statement).

         (b) Form of Restated By-Laws of Registrant, to be effective upon the closing of the Registrant's initial public offering (Incorporated herein by reference to Exhibit 3.4 to the Registration Statement).





                     [Rest of Page Intentionally Left Blank]

                                    SIGNATURE
                                    ---------

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-A Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                MERRILL MERCHANTS
                                BANCSHARES, INC.



                                By:      /s/ Edwin N. Clift
                                         ---------------------------------------
                                         Name:  Edwin N. Clift
                                         Title: President and Chief Executive
                                                Officer



Dated:  July 30, 1998